Rule 497(c)
                                                        Registration No. 33-8982



Victory Funds

PROSPECTUS

THE VICTORY REAL ESTATE INVESTMENT FUND

800-KEY-FUND(R) or 800-539-3863

March 1, 1997
As Supplemented April 30, 1997

TABLE OF CONTENTS

Introduction  3

Investment Objective, Policies, and Strategies  5

An analysis which includes objective, policies, strategies, and expenses

Fund Expenses

Risk Factors  7

Investment Limitations  8

Investment Performance  9

Share Price  9

Dividends, Distributions, and Taxes  10

Investing with Victory  12

Calculation of Sales Charges  12

How to Purchase Shares  14

How to Exchange Shares  16

How to Redeem Shares  17

Organization and Management of the Fund  18

Additional Information  20

Other Securities and Investment Practices  21

Shares of the Fund are:

Not insured by the FDIC;

Not deposits or other obligations of, or guaranteed by, any KeyBank, any of its affiliates, or any other bank;

Subject to investment risks, including possible loss of the principal amount invested.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any securities regulatory authority of any state, nor has the Securities and Exchange Commission or any such state authority passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

THE VICTORY PORTFOLIOS

THE VICTORY REAL ESTATE INVESTMENT FUND

800-KEY-FUND(R)
800-539-3863

This prospectus describes the Real Estate Investment Fund (the Fund). The Fund is a diversified mutual fund and is a part of The Victory Portfolios (Victory), an open-end investment management company. This prospectus explains the objectives, policies, risks, and strategies of the Fund. You should read this prospectus before investing in the Fund and keep it for future reference. A detailed Statement of Additional Information (SAI) describing the Fund is also available for your review. The SAI has been filed with the Securities and Exchange Commission (SEC), and is incorporated into this prospectus by reference. If you would like a free copy of the SAI, please request one by calling us at 800-KEY-FUND.

KEY TO FUND INFORMATION

OBJECTIVE AND STRATEGY

The goals and the strategy that the Fund plans to use in pursuing its investment objective.

RISK FACTORS

The risks that you may assume as an investor in the Fund.

EXPENSES

The costs that you will pay as an investor in the Fund, including sales charges and ongoing expenses.

Investment Objective and Strategy

Objective      The Real Estate  Investment  Fund seeks to provide  total  return through investments in real estate-related securities.

Strategy The Fund pursues its investment objective by investing primarily in common stocks, including real estate investment trusts (REITs), rights to purchase these securities, convertible securities and preferred stocks. Please review "Investment Objective, Policies, and Strategies" and "Other Securities and Investment Practices" for an overview of the Fund.

Risk Factors

The Fund is not insured by the FDIC. Since equity securities fluctuate in value, the Fund's shares also will fluctuate in value. Because the Fund invests in REITs, the Fund is subject to risks similar to those associated with direct investments in real estate. In addition, there are other potential risks which are discussed in the section "Risk Factors."

Who Should Invest

Investors willing to accept higher risk along with higher potential long-term returns

Investors seeking total return over the long-term with some current income

Investors who are investing for goals that are many years in the future

Investors seeking to participate in the real estate market through indirect investment in real estate securities and who can bear the risks associated with this investment.

Fees and Expenses

You may pay a sales charge of up to 4.75% of the offering price, depending on the amount you invest. You also will incur expenses for investment advisory, management, administrative, and shareholder services, all of which are included in the Fund's expense ratio.

Purchases

The minimum initial investment is $500 for most accounts ($250 for Individual Retirement Accounts) and $25 thereafter. The initial investment must be accompanied by the Fund's Account Application. Fund shares may be purchased by check, Automated Clearing House, or wire. See "How to Purchase Shares."

Redemptions

You can redeem Fund shares by written request or telephone. When the Transfer Agent receives a redemption request in proper form, the Fund will redeem the shares and credit your bank account or send the proceeds to the address designated on your Account Application. See "How to Redeem Shares."

Dividends/Distributions

Ordinarily, the Fund declares and pays dividends from its net investment income quarterly. Any net capital gains realized by the Fund are paid as dividends at least annually. The Fund can send your dividends directly to you by mail, credit them to your bank account, reinvest them in the Fund, or invest them in another fund of the Victory Group. The "Victory Group" includes other funds of The Victory Portfolios and Key Mutual Funds. You can make this choice when you fill out an Account Application. See "Dividends, Distributions, and Taxes."

Other Services

Victory offers a number of other services to better serve shareholders including exchange privileges and automated investment and withdrawal plans. See "How to Exchange Shares" and "How to Redeem Shares." Our toll-free fax number is 800-529-2244. You can reach Victory's Telecommunication Device for the Deaf
(TDD) at 800-970-5296.


General Information about
The Real Estate Investment Fund


Inception Date                    4/30/97

Estimated Annual                  1.40%
Expenses After Waivers
(as a percentage of net assets)

Maximum Sales Charge              4.75%


The following pages provide you with an overview of the Fund. Please look at the objective, policies, strategies, risks, expenses, and financial history to determine whether the Fund will suit your risk tolerance and investment needs. You should also review the "Other Securities and Investment Practices" section for additional information about the individual securities in which the Fund can invest and the risks related to these investments.

Investment Objective, Policies, and Strategies

Investment Objective

The  Real  Estate   Investment  Fund  seeks  to  provide  total  return  through investments in real estate-related securities.

Investment Policies and Strategy

The Real Estate Investment Fund pursues its investment objective by investing at least 80% of the Fund's total assets in real estate-related companies.

Under normal market conditions, the Fund will invest substantially all of its assets in:

Equity securities (including equity and mortgage REITs)

Rights or warrants to purchase common stocks

Securities convertible into common stocks when the Fund's investment adviser thinks that the conversion will be profitable

Preferred stocks

The Real Estate Investment Fund may also invest up to 20% of its total assets in securities of foreign real estate companies.

For more information about other securities in which the Fund can invest, see "Other Securities and Investment Practices" and the SAI.

Risk

The Real Estate Investment Fund is designed for long-term investors. The Fund is subject to the risks common to all mutual funds and the risks common to mutual funds that invest in equity securities. In addition, the Real Estate Investment Fund is subject to the risks related to direct investment in real estate. By itself, the Real Estate Investment Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Portfolio Management

Patrice Derrington and Richard E. Salomon are the Portfolio Managers of the Fund, positions they have held since the Fund's registration in March 1997. Patrice Derrington is a Director and Portfolio Manager of Key Asset Management Inc. (KAM or the Adviser), and has been in the real estate, investment, and finance business since 1991. Richard E. Salomon is the President and Senior Managing Director of KAM, and has been in the investment advisory business since 1982.

Please read "Risk Factors" carefully before investing.

Adviser: Key Asset Management, Inc. (KAM)

Fund Expenses

This section will help you understand the costs and expenses you will pay, directly or indirectly, if you invest in the Fund.


Shareholder                     CLASS A
Transaction                     Shares
Expenses(1)


Maximum Sales Charge            4.75%
Imposed on Purchases
(as a percentage
of the offering price)

Sales Charge Imposed            NONE
on Reinvested Dividends

Deferred Sales Charge           NONE

Redemption Fees                 NONE

Exchange Fees                   NONE


(1) You may be charged additional fees if you purchase, exchange, or redeem shares through a broker or agent.

Annual Fund                        CLASS A
Operating Expenses                 Shares
After Expense Waiver and Reimbursements

(as a percentage of average daily net assets)


Management Fees(1)                   0%

Rule 12b-1 Distribution Fees(1)      0%

Other Expenses(2)                    0%
                                   ------

Total Fund Operating Expenses(1)     0%

(1) All fees and expenses are being voluntarily waived or reimbursed. Without the waiver and reimbursement, the annual Management Fee would be 1.00%, Other Expenses would be .69%, and the otal Fund Operating Expenses would be 1.69%.

(2)    "Other Expenses"  includes an estimate of shareholder  servicing fees the
       Fund  expects  to  pay.  See   "Organization   and   Management   of  the
       Fund--Shareholder Servicing Plan."


The Annual Fund Operating Expenses table illustrates the estimated operating expenses that you will incur as a shareholder of the Fund. These expenses are charged directly to the Fund. Expenses include management fees as well as the costs of maintaining accounts, administering the Fund, providing shareholder services, and other activities. The expenses shown are estimated based on historical or projected expenses of the Fund.

Example:

You would pay the following expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period.


                                  1 Year   3 Years


Real Estate Investment Fund         $0       $0



This example is only an illustration.
Actual expenses and returns will vary.

This example is designed to help you understand the various costs you will bear, directly or indirectly, as an investor in the Fund.

Risk Factors

This prospectus describes some of the risks that you may assume as an investor in the Fund. By matching your investment objective with a comfortable level of risk, you can create your own customized investment plan. Some limitations on the Fund's investments are described in the section that follows. "Other Securities and Investment Practices" at the end of this prospectus provides additional information on the securities mentioned in the overview of the Fund. As with any mutual fund, there is no guarantee that the Fund will earn income or show a positive total return over time. The Fund's price, yield, and total return will fluctuate. You may lose money if the Fund's investments do not perform well.

The following risks are common to all mutual funds:

Market risk is the risk that the market value of a security will fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth less than the price the Fund originally paid for it, or less than the security was worth at an earlier time. Market risk may affect a single security, an industry, a sector of the economy, or the entire market, and is common to all investments.

Manager risk is the risk that the Fund's Portfolio Manager may use a strategy that does not produce the intended result.

The following risks are common to mutual funds that invest in equity securities:

Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer's profitability. Unlike debt securities, which have preference to a company's earnings and cash flow, equity securities are entitled to the residual value after the company meets its other obligations. For example, holders of debt securities have priority over holders of equity securities to a company's assets in the event of bankruptcy.

The following risks are common to mutual funds that invest in real estate securities:

Real estate risk is the risk that the value of a security will fluctuate because of changes in property values, vacancies of rental properties, overbuilding, changes in local laws, increased property taxes and operating expenses, and other risks associated with real estate. While the Fund will not invest directly in real estate, it may be subject to the risks associated with direct ownership. Equity REITs* may be affected by changes in property value, while mortgage REITs** may be affected by credit quality.

Regulatory risk. Certain REITs may fail to qualify for pass-through of income under federal tax law, or to maintain their exemption from the registration requirements under federal securities laws.

Concentration and diversification risk is the risk that only a limited number of high-quality securities of a particular type may be available. Concentration and diversification risk is greater for a fund that invests in the securities of a particular industry, like the real estate industry.

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

Foreign issuer and currency risk. Foreign real estate securities involve additional risks. Foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and practices used by domestic issuers. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in rates may erode or reverse gains produced by investments denominated in foreign currencies.

*Equity REITs may own property, generate income from rental and lease payments, and offer the potential for growth from property appreciation and periodic capital gains from the sale of property.

**Mortgage REITs earn interest income and are subject to credit risks, like the chance that a developer may fail to repay a loan.

Investment Limitations

To help reduce risk, the Fund has adopted limitations on some investment policies. These limits involve the Fund's ability to borrow money and the amount it can invest in various types of securities, including illiquid securities. Certain limitations can be changed only with the approval of shareholders. Victory's Board of Trustees can change other investment limitations without shareholder approval. See "Other Securities and Investment Practices" and the SAI for more information.

The Fund limits to 25% of total assets the amount it may invest in any single issuer (other than U.S. Government obligations). The Fund limits its borrowing to 33-1/3% of its total assets. Borrowing would be in the form of selling a security that it owns and agreeing to repurchase that security later at a higher price. The Fund will not borrow for leverage purposes.

Diversification Requirements

SEC Requirement: The Fund is not "diversified" according to certain federal securities provisions regarding diversification of its assets. As a non-diversified investment company, the Fund may devote a larger portion of its assets to the securities of a single issuer than if it were diversified.

IRS Requirement: The Fund also intends to comply with certain federal tax requirements regarding the diversification of its assets. Generally, under those requirements, the Fund must invest at least 50% of its total assets so that no more than 5% of its total assets are invested in the securities of any one issuer (excluding U.S. Government securities). These diversification provisions and requirements are discussed in the SAI.

The SEC and IRS have certain restrictions with which all mutual funds must comply. The Fund monitors these limitations on an ongoing basis.

Investment Performance

Victory may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information may also appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations. Performance information is contained in the annual and semi-annual reports. You may obtain a copy of the annual and semi-annual reports free of charge by calling 800-KEY-FUND.

The "30-day yield" is an "annualized" figure--the amount you would earn if you stayed in the Fund for a year and the Fund continued to earn the same net interest income throughout that year. To calculate 30-day yield, the Fund's net investment income per share for the most recent 30 days is divided by the maximum offering price per share.

To calculate "total return," the Fund starts with the total number of shares that you can buy for $1,000 at the beginning of the period. Then the Fund adds all dividends and distributions paid as if they were reinvested in additional shares. This takes into account the Fund's dividend distributions, if any. The total number of shares is multiplied by the net asset value on the last day of the period and the result is divided by the initial $1,000 investment to determine the percentage gain or loss. For periods of more than one year, the cumulative total return is adjusted to get an average annual total return.

Yield is a measure of net dividend income.

Average annual total return is a hypothetical measure of past dividend income plus capital appreciation. It is the sum of all parts of the Fund's investment return for periods greater than one year.

Total return is the sum of all parts of the Fund's investment return.

Whenever you see information on a Fund's performance, do not consider the past performance to be an indication of the performance you could expect by making an investment in the Fund today. The past is an imperfect guide to the future. History does not always repeat itself.

Past performance does not guarantee future results. You may obtain the current 30-day yield by calling 800-KEY-FUND. Our Shareholder Servicing representatives are available from 8:00 a.m. to 7:00 p.m. Eastern Time Monday through Friday.

Share Price

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount and value of your investment.

The Fund's share price, called its net asset value (NAV), is calculated each business day (normally at 4:00 p.m. Eastern time). Shares are purchased at the next share price calculated after your investment instructions are received and accepted. A business day is a day on which the New York Stock Exchange is open for trading or any day in which enough trading has occurred in the securities held by the Fund to materially affect the NAV. If your account is established with an Investment Professional or a bank, you may not be able to purchase or sell shares on other holidays when the Federal Reserve Bank of Cleveland is closed.

The NAV is calculated by adding up the total value of the Fund's investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund:

          Total Assets-Liabilities
NAV =   -----------------------------
         Number of Shares Outstanding

Dividends, Distributions, and Taxes

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividend distributions are the net dividends or interest earned on investments after expenses. If the Fund makes a capital gain distribution, it is paid once a year. As with any investment, you should consider the tax consequences of an investment in the Fund.

Ordinarily, the Fund declares and pays dividends from its net investment income quarterly. The Fund pays any net capital gains realized as dividends at least annually. Distributions can be received in one of the following ways:

Your  choice  of  distribution   should  be  set  up  on  the  original  Account
Application. If you would like to change the option you selected, please call the Transfer Agent at 800-KEY-FUND.

Reinvestment Option

You can have distributions automatically reinvested in additional shares of the Fund. If you do not indicate another choice on your Account Application, this option will be assigned to you automatically.

Cash Option

A check will be mailed to you no later than 7 days after the pay date.

Income Earned Option

Dividends can be reinvested automatically in the Fund and your capital gains can be paid in cash, or capital gains can be reinvested and dividends paid in cash.

Directed Dividends Option

You can have distributions automatically reinvested in shares of another fund of the Victory Group. The "Victory Group" includes other funds of the Victory Portfolios and Key Mutual Funds. If distributions from Class A are reinvested in Class A shares of another fund, you will not pay a sales charge on the reinvested distributions.

Directed Bank Account Option

In most cases, you can have distributions automatically transferred to your bank checking or savings account. Under normal circumstances, a dividend will be transferred within 7 days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.

Buying a Dividend. You should check the Fund's distribution schedule before you invest. If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

Important Information about Taxes

The Fund intends to qualify as a regulated investment company, in which case it pays no federal income tax on the earnings or capital gains it distributes to its shareholders.

Ordinary dividends from the Fund are taxable as ordinary income; dividends from the Fund's long-term capital gains are taxable as capital gain.

Dividends are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. It is likely that they will also be subject to state and local taxes.

Dividends from interest on certain U.S. Government obligations held by the Fund may be exempted from some state and local taxes. You will receive a statement at the end of each year showing which dividends are exempt. The Fund, however, expects dividends of this kind to be minimal.

Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.

Tax statements will be mailed from the Fund every January showing the amounts and tax status of distributions made to you.

Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

You  should  review  the  more  detailed   discussion  of  federal   income  tax
considerations in the SAI.

THE TAX INFORMATION IN THIS PROSPECTUS IS PROVIDED AS GENERAL INFORMATION. YOU SHOULD CONSULT YOUR OWN TAX ADVISER ABOUT THE TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

Investing with Victory

If you are looking for a convenient way to open an account for yourself or a minor child, or to add money to an existing account, Victory can help. The sections that follow will serve as a guide to your investments with Victory. The following sections will describe how to open an account, how to access information on your account, and how to purchase, exchange, and redeem shares of the Fund. We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-KEY-FUND. They will be happy to assist you.

This Fund offers only Class A shares. Class A shares have a front end sales charge of 4.75%.

All you need to do to get started is to fill out an application.

Calculation of Sales Charges

Shares are sold at their public offering price, which includes the initial sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases. The current sales charge rates and commissions paid to Investment Professionals are as follows:


                             Sales Charge             Sales Charge             Dealer Reallowance
Your Investment              As a Percentage          As a Percentage          As a Percentage
                             of Offering Price        of Your Investment       of the Offering Price


Up to $50,000                             4.75%                     4.99%                       4.00%

$50,000 up to $100,000                    4.50%                     4.71%                       4.00%

$100,000 up to $250,000                   3.50%                     3.63%                       3.00%

$250,000 up to $500,000                   2.25%                     2.30%                       2.00%

$500,000 up to $1,000,000                 1.75%                     1.78%                       1.50%

$1,000,000 and above<F1>                  0.00%                     0.00%                        <F1>


<F1>  There is no  initial  sales  charge on  purchases  of $1  million or more.
However, a contingent deferred sales charge (CDSC) of up to 1.00% of the purchase price will be charged to the shareholder if shares are redeemed in the first year after purchase, or at .50% within two years of the purchase. This charge will be based on either the cost of the shares or net asset value, at the time of redemption, whichever is lower. There will be no CDSC on reinvested distributions. Investment Professionals may be paid at a rate of up to 1.00% of the purchase price.

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under federal securities laws.

Sales Charge Reductions and Waivers

There are several ways you can combine multiple purchases in the Victory Funds and take advantage of reduced sales charges.

You may qualify for reduced sales charges in the following cases:

A Letter of Intent lets you purchase Class A shares of the Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at one time. You must start with a minimum initial investment of 5% of the total amount.

Rights of Accumulation allow you to add the value of any Class A shares you already own to the amount of your next Class A investment for purposes of calculating the sales charge at the time of purchase.

You can combine Class A shares of multiple Victory Funds (except money market funds) for purposes of calculating the sales charge. The combination privilege also allows you to combine the total investments from the accounts of household members of your immediate family (spouse and children under the age of 21) for a reduced sales charge at the time of purchase.

Waivers for certain investors:

Current and retired Fund Trustees, directors, trustees, employees, and family members of employees of KeyCorp or "Affiliated Providers"*, dealers who have an agreement with the Distributor, and any trade organization to which the Adviser or the Administrator belong.

Investors who purchase shares for trust or other advisory accounts established with KeyCorp or its affiliates.

Investors who reinvest a distribution from a deferred compensation plan, agency, trust, or custody account that was maintained by KeyBank National Association and its affiliates, the Victory Group, or who invested in a fund of the Victory Group.

Investors who reinvest shares from another mutual fund complex or the Victory Group within 90 days after redemption, if they paid a sales charge for those shares.

Investment Professionals who purchase Fund shares for fee-based investment products or accounts, and selling brokers and their sales representatives.

*Affiliated Providers are affiliates and subsidiaries of KeyCorp, and any organization that provides services to Victory and Key Mutual Funds (the Victory Group).

How to Purchase Shares

Shares can be purchased in a number of different ways. You can send in your investment by check, wire transfer, exchange from another Victory Fund, or through arrangements with your Investment Professional. An Investment Professional is a salesperson, financial planner, investment adviser, or trust officer who provides you with investment information. Sometimes they will charge you for these services. Their fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund.

All you need to do to get started is to fill out an application.

Keep the following addresses handy for purchases, exchanges, or redemptions.

Regular U.S. Mail Address

Send completed Account Application with your check, bank draft, or money order to:

The Victory Funds
P. O. Box 8527
Boston, MA 02266-8527

Overnight Mail Address

Use the following address ONLY for
overnight packages:

The Victory Funds
c/o Boston Financial Data Services
Two Heritage Drive
Quincy, MA 02171

PHONE: 800-KEY-FUND

Wire Address

The Transfer Agent does not charge a wire fee, but your originating bank may charge a fee. Always call the Transfer Agent at 800-KEY-FUND BEFORE wiring funds to obtain a control number.

State Street Bank and Trust Co.
ABA #011000028

For Credit to DDA
Account #9905-201-1

For Further Credit to Account #
(insert account number, name,
and control number assigned
by the Transfer Agent).

Telephone

800-KEY-FUND
800-539-3863

Fax Number:

800-529-2244

Telecommunication
Device for the Deaf
(TDD):

800-970-5296

Make your check payable to:

The Victory Funds

ACH

After your account is set up, your purchase amount can be transferred by Automated Clearing House (ACH). Only domestic members banks may be used. It takes about 15 days to set up the ACH feature. A fee is not currently being charged for ACH transfers.

Statements and Reports

You will receive a periodic statement reflecting any transactions that affect the balance or registration of your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, account activity will be detailed in their statements to you. Share certificates are not issued. Twice a year, you will receive the financial reports of the Fund. By January 31 of each year, you will be mailed an IRS form reporting distributions for the previous year, which will also be filed with the IRS.

Systematic Investment Plan

To enroll in the Systematic Investment Plan, you should check this box on the Account Application. We will need your bank account information and the amount and frequency of your investment. You can select monthly, quarterly, semi-annual, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement of $500, then we will make automatic withdrawals of the amount you indicate ($25 or more) from your bank account and invest it into shares of the Fund.

Retirement Plans

You can use the Fund as part of your retirement portfolio. Your Investment Professional can set up your new account under one of several tax sheltered plans. Please contact your Investment Professional or the Fund for details regarding an IRA or other retirement plan that works best for your financial situation.

All purchases must be made in U.S. Dollars and drawn on U.S. banks. The Transfer Agent may reject any purchase order, at its sole discretion. If your check is returned for any reason, you may be charged for any resulting fees and/or losses. Third party checks will not be accepted. You may only invest or exchange into fund shares legally available in your state. If your account falls below $500, we may ask you to re-establish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.

If you would like to make additional investments after your account is already established, use the Investment Stub attached to your statement and send it with your check to the address indicated.

How to Exchange Shares

An exchange is the selling of shares of one fund of the Victory Group to purchase shares of another. You may exchange shares of one Victory fund for shares of the same class of any other, generally without paying any additional sales charges. The "Victory Group" includes funds offered as a part of the Victory Funds and Key Mutual Funds. Key Mutual Funds is affiliated with KeyCorp.

You can obtain a list of funds available for exchange by calling the Transfer Agent at 800-KEY-FUND.

You can exchange shares of the Fund by writing or calling the Transfer Agent at 800-KEY-FUND. When you exchange shares of the Fund, you should keep the following in mind:

Shares of the fund selected for exchange must be available for sale in your state of residence.

The prospectus of the Fund and the fund whose shares you want to buy must offer the exchange privilege.

Shares of the Fund may be exchanged at relative net asset value. This means that if you own Class A shares of the Fund, you can only exchange them for Class A shares of another fund and not pay a sales charge.

You must meet the minimum purchase requirements for the fund you purchase by exchange.

The registration and tax identification numbers of the two accounts must be identical.

You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares on any business day.

Before exchanging, read the prospectus of the fund you wish to purchase by exchange.

How to Redeem Shares

If we receive your request by 4:00 p.m. Eastern time, your redemption will be processed the same day.

By Telephone

The easiest way to redeem shares is by calling 800-KEY-FUND. When you fill out your original application, be sure to check the box marked "Telephone Authorization." Then when you are ready to redeem, call us and tell us which one of the following options you would like to use:

Mail a check to the address of record;

Wire funds to a domestic financial institution;

Mail to a previously designated alternate address; or

Electronically transfer the funds via ACH.

All telephone calls are recorded for your protection and measures are taken to verify the identity of the caller. If we properly act on telephone instructions and follow reasonable procedures to ensure against unauthorized transactions, neither Victory, nor its servicing agents, the Adviser, nor the Transfer Agent will be responsible for any losses. If these procedures are not followed, the Transfer Agent may be liable to you for losses resulting from unauthorized instructions.

If there is an unusual amount of market activity and you cannot reach the Transfer Agent by telephone, consider placing your order by mail.

By Mail

Use the Regular U.S. Mail or Overnight Mail Address to redeem shares. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. All account owners must sign. A signature guarantee is required for the following redemption requests:

Redemptions over $10,000;

Your account registration has changed within the last 15 days;

The check is not being mailed to the address on your account;

The check is not being made payable to the owner of the account; or

If the redemption proceeds are being transferred to another Victory Group account with a different registration.

A signature guarantee can be obtained from a financial institution such as a bank, broker-dealer, credit union, clearing agency, or savings association.

There are a number of convenient ways to redeem shares of the Fund. You can use the same mailing addresses listed for purchases. You will earn dividends up to the date your redemption request is processed.

By Wire

If you want to redeem funds by wire, you must establish a Fund account which will accommodate wire transactions. If you call by 4:00 p.m. Eastern time, your funds will be wired on the next business day.

By ACH

Normally, your redemption will be processed on the same day or the next day if we receive your instructions after 4:00 p.m. Eastern Time. It will be transferred by ACH as long as the transfer is to a domestic bank.

If you check the Systemaatic Withdrawal Plan box on the Account Application, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate.

Under certain emergency circumstances, the right of redemption may be suspended. Redemption proceeds from the sale of shares purchased by a check may be held until the purchase check has cleared. If you request a complete redemption, any dividends declared will be included with the redemption proceeds.

Systematic Withdrawal Plan

The minimum withdrawal is $25, and you must have an account value of $5,000 or more to start withdrawals. Once again, we will need a voided personal check to activate this feature. You should be aware that your account eventually may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your account value falls below $500, we may ask you to bring the account back to the $500 minimum. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.

Organization and Management of the Fund

We want you to know who plays what role in your investment and how they are related. This section discusses the organizations employed by the Fund to service its shareholders. They are paid a fee for their services.

The Funds are supervised by the Board of Trustees, who monitor the services provided to investors.

About Victory

The Fund is a member of the Victory Funds, a group of 26 distinct investment portfolios, organized as a Delaware business trust. Some of the Victory Funds have been operating continuously since 1983.

The Board of Trustees of Victory has the overall responsibility for the management of the Fund. They are elected by the shareholders.

The Investment Advisers

One of the Fund's most important contracts is its Advisory Agreement with Key Asset Management Inc. (KAM or the Adviser), a New York Corporation registered as an investment adviser with the SEC. KAM is a subsidiary of KeyBank National Association, a wholly-owned subsidiary of KeyCorp. On February 28, 1997, KAM became the surviving corporation after the reorganization of four indirect investment adviser subsidiaries of KeyCorp. Affiliates of the Adviser manage approximately $51 billion for a limited number of individual and institutional clients.

The Advisory Agreement allows the Adviser to hire employees. It also allows KAM to choose brokers or dealers to handle the purchases and sales of the Fund's securities. Subject to Board approval, Key Investments, Inc. (KII) and/or Key Clearing Corporation (KCC) may act as clearing broker for the Fund's security transactions in accordance with procedures adopted by the Fund, and receive commissions or fees in connection with their services to the Fund. Both KII and KCC are wholly-owned indirect subsidiaries of KeyCorp and affiliates of the adviser.

KAM will be paid a monthly fee of 1.00% of the Fund's average annual daily net assets as its advisory fee.

Management of the Fund

Trustees

Supervise the Fund's activities.

Investment Adviser

Key Asset Management Inc.
127 Public Square
Cleveland, OH 44114

Manages the Fund's business
and investment activities.

The Administrator, Distributor,
and Fund Accountant

BISYS Fund Services is the Administrator and Distributor. BISYS is paid a fee of at an annual rate of .15% of the Fund's average daily net assets as the Administrator, but does not charge a fee for its services as Distributor. KAM serves as Fund Accountant and receives a fee for those accounting services.

The Distributor may provide sales support, including cash or other compensation to dealers for selling shares of the Fund. Payments may be in the form of trips, tickets, and/or merchandise offered through sales contests. It does this at its own expense, and not at the expense of the Fund or its shareholders.

Shareholder Servicing Plan

The Fund has adopted a Shareholder Servicing Plan. The shareholder servicing agent performs a number of services for its customers who are shareholders of the Fund. It establishes and maintains accounts and records, processes dividend and distribution payments, arranges for bank wires, assists in transactions, and changes account information. For these services the Fund pays up to .25% of the average daily net assets of the Fund serviced by the agent. The Fund may enter into agreements with various shareholder servicing agents, including KeyBank National Association and its affiliates, other financial institutions, and securities brokers.
Shareholder   servicing  agents  may  waive  all  or  a  portion  of  their  fee periodically.

Distribution Plan

Under Rule 12b-1 of the Investment Company Act of 1940, Victory has adopted a Distribution and Service Plan for the Fund. The Fund does not currently pay expenses under this plan.

Independent Accountants

Coopers & Lybrand L.L.P. serves as independent accountants to the Fund.

Legal Counsel

Kramer, Levin, Naftalis & Frankel serves as legal counsel to the Fund.

Additional information about the Organization and Management of the Fund.

How the Fund is Organized

Shareholders

Financial Services Firms and their
Investment Professionals

Advise current and prospective
shareholders on their fund investments.

Transfer Agent/Servicing Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Boston Financial Data Services
Two Heritage Drive
Quincy, MA 02171

Handles services such as record-keeping, statements, processing of buy and sell requests, distribution of dividends, and servicing of shareholders' accounts.

Administrator and Distributor

BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, OH 43219

Markets the Fund and distributes shares through Investment Professionals.

Custodian

Key Trust Company of Ohio, N.A.
127 Public Square
Cleveland, OH 44114

Provides for safekeeping of the
Fund's investments and cash, and
settles trades made by the Fund.

Fund Accountant

Key Asset Management Inc.
45 Rockefeller Plaza
New York, NY 10111

Calculates the value of shares.

Additional Information

Some additional information you should know about the Fund.

If you would like to receive additional copies of any materials, please call the Fund at 800-KEY-FUND.

The Fund offers only the class of shares described in this prospectus, but at some future date, the Fund may offer additional classes of shares through a separate prospectus.

Your Rights as a Shareholder

All shareholders have equal voting, liquidation, and other rights. As a shareholder of the Fund, you have rights and privileges similar to those enjoyed by other corporate shareholders. Delaware Trust law limits the liability of shareholders.

If any matters are to be voted on by shareholders (such as a change in a fundamental investment objective or the election of Trustees), each share outstanding at that point would be entitled to one vote. If you have a qualified trust account, the trustee will vote your shares on your behalf or in the same percentage voted on shares that are not held in trust. Shareholders with more than 10% of the outstanding shares of the Fund may call a special meeting for removal of a Trustee. Normally, Victory is not required to hold annual meetings of shareholders. However, shareholders may request one under certain circumstances, as described in the SAI.

Code of Ethics

Victory and the Adviser have each adopted a Code of Ethics to which all investment personnel and all other access persons to the Fund must conform.
Investment personnel must refrain from certain trading practices and are required to report certain personal investment activities. Violations of the Code of Ethics can result in penalties, suspension, or termination of employment.

Banking Laws

Banking laws, including the Glass-Steagall Act, prevent a bank holding company or its affiliates from sponsoring, organizing, or controlling a registered, open-end investment company. However, bank holding company subsidiaries may act as investment adviser, transfer agent, custodian or shareholder servicing agent. They may also purchase shares of such a company and pay third parties for performing these functions for their customers. Should these laws ever change in the future, the Trustees would consider selecting another qualified firm so that all services would continue.

Shareholder Communications

You will receive unaudited Semi-Annual Reports and audited Annual Reports on a regular basis from the Fund. In addition, you will also receive updated prospectuses or supplements to this prospectus. In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Fund will send only one copy of the above communications.

The securities described in this prospectus and the SAI are not offered in any state in which they may not be sold lawfully. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this prospectus and the SAI.

Other Securities and Investment Practices

The following table lists some of the types of securities the Fund may choose to purchase. The majority of the portfolio for the Fund is made up of equity securities. However, the Fund is also permitted to invest in the securities as shown in the table below and in the SAI.


List of Allowable Investments and Investment Practices                                             Real Estate
                                                                                                   Investment Fund


Real Estate  Investment  Trusts.  Shares of ownership in real estate  investment                  <F1>
trusts or mortgages on real estate.

Equity Securities. Can include common stock, preferred stock, and convertible or
exchangeable  securities  of  companies  with  real  estate  related  interests,                  80%-100%
including up to 20% in foreign real estate companies.

Warrants.  The right to  purchase  an equity  security  at a stated  price for a                       10%
limited period of time.

When-Issued and  Delayed-Delivery  Securities.  A security that is purchased for                   33 1/3%
delivery at a later time. The market value may change before the delivery date.

<F2>Variable & Floating Rate Securities.  Investment grade instruments,  some of                       20%
which may be illiquid, with interest rates that reset periodically.

Short-term Debt  Obligations.  Includes  bankers'  acceptances,  certificates of                       20%
deposit, prime quality commercial paper, cash, and cash equivalents.

U.S.  Government  Securities.  Securities  issued  or  guaranteed  by  the  U.S.
government,  its agencies or  instrumentalities.  Some are direct obligations of                       20%
the U.S. Treasury; others are obligations only of the U.S. agency.

<F2>Receipts.  Separately  traded  interest  or  principal  components  of  U.S.                       20%

Repurchase  Agreements.  An agreement  to sell and  repurchase a security at the
same price plus  interest.  The seller's  obligation to the Fund is secured with                   33 1/3%

Commercial Paper.  Short-term  obligations  issued by corporations and financial                       20%
institutions. The Fund only uses prime quality commercial paper.

Illiquid  Securities.  Investments that cannot be sold readily within seven days                       15%
in the usual  course of  business at  approximately  the price at which the Fund                net assets
values them.

Short-Term  Trading.  Selling a security soon after  purchasing  it.  Short-term                        <F1>
trading increases turnover and transaction costs.


<F1> No limitation of usage; Fund may be using currently.

<F2>  Indicates a  "derivative  security,"  whose value is linked to, or derived from, another security, instrument or index.


Borrowing;  Reverse Repurchase Agreements. The borrowing of money from banks (up                        5%
to 5% of total assets) or through reverse  repurchase  agreements (up to 33 1/3%                   33 1/3%
of total assets). The Fund will not use borrowing to create leverage.

Securities  Lending. In order to generate additional income, a Fund may lend its portfolio  securities.  A Fund  will  receive  collateral  for the  value of the
security  plus any interest  due. A Fund only will enter into loan  arrangements                   33 1/3%
with entities that the Adviser has determined are creditworthy.

% Percentage of total assets.


For temporary defensive purposes, the Fund may invest up to 100% of its total assets in U.S. Government securities, or short-term, high quality debt obligations. For more information on ratings and detailed descriptions of each of the above investment vehicles, see the SAI.

This page is intentionally left blank.

This page is intentionally left blank.

Victory Funds logo

PRINTED ON RECYCLED PAPER

VF/REIF-PRO (4/97)